STOCK SUBSCRIPTION AGREEMENT

This *Stock Subscription Agreement* (this "Agreement") is between ANDES 7, Inc., a Delaware corporation with a mailing address for notice purposes of 424 Clay Street, Lower Level, San Francisco, CA 94111 ("Seller"), and the individual or entity identified below as "Buyer". This Agreement is effective and binding upon the execution by Seller, below.

1. *Purchase of Shares*. Buyer subscribes for, and Seller sells, those shares of the Seller's restricted common stock in this privately negotiated transaction, as set forth herein. The Buyer has received in writing from the Seller such information concerning its operations, financial condition and other matters as the Buyer has requested in writing (such information is collectively, the "Seller Information"), and considered all factors the Buyer deems material in deciding on the advisability of investing in the shares.

The Buyer is, and will be on the Closing Date, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States privately-owned companies in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Buyer to utilize the information made available by the Seller to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase of the Units, which represents a speculative investment. If the Buyer is not an "accredited investor," the Buyer represents that he/she/it is sophisticated in the area of securities, and represents and warrants that he/she/it understands that their investment is subject to loss and that the Buyer can afford the total loss of their investment. The Buyer is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Buyer is accurate.

The Buyer understands and agrees that the shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Buyer contained herein), and that the shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Notwithstanding anything to the contrary contained in this Agreement, Buyer may transfer (without restriction and without the need for an opinion of counsel) the shares to its Affiliates (as defined below) provided that each such Affiliate is an "accredited investor" under Regulation D or sophisticated investor, and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate when employed in connection with the Seller includes each subsidiary. For purposes of this definition, "control" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

The Buyer represents and warrants that he/she/it was not presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer. The Buyer agrees that the Seller shall legend the securities to indicate that they cannot be resold without an exemption and that the legend on the restricted securities sold by an Affiliate should indicate that the securities are "restricted securities" within the meaning of Rule 144(a)(iii). The Buyer represents and warrants that he/she/it is purchasing the security for investment, and not for distribution, and that it understands the restrictions on transfer applicable to the

securities, and that the Seller intends on coding the securities so that they cannot be transferred without the transferor obtaining an opinion of counsel satisfactory to the Seller.

2. *Share Issuance*. Buyer shall facilitate the issuance in a commercially reasonable period of time. Seller represents that he/she/it understands that certain timing delays may be associated in connection with actions by the Seller in issuing the shares of common stock herein.

3. *Interpretation and Understanding*. By executing below, the Buyer represents and warrants that, to the extent he or she does not understand, read or comprehend the English language that he or she has had the opportunity to have this Agreement interpreted in his or her native tongue, and fully understands the contents of this Agreement. The Buyer agrees that the Seller is not responsible for any obligation to interpret this Agreement or the Registration Statement.

4. *Anti-Money Laundering Regulations and USA Patriot Act*. The Buyer agrees that to the extent requested, he/she/it will provide detailed verification of his or her identity and the source of the payment for the purchased shares. Depending on the circumstances, a detailed verification might not be required where (a) you are regulated by a recognized regulatory authority, or (b) the subscription herein is made through an intermediary who is regulated by a recognized regulatory authority. In this situation, the Seller may rely on a written assurance from the intermediary that the requisite identification procedures have been carried out. These exceptions will only apply if you or intermediary referred to above are within a country recognized as having sufficient anti-money laundering regulations. In the event of delay or failure to produce any information required for verification purposes, the Seller may refuse to accept the subscription and the subscription monies relating thereto. If any person has a suspicion that a payment to Seller (by way of subscription or otherwise) contains the proceeds of criminal conduct or has a suspicion obtained in the course of business that any other person is engaged in money laundering that person is required to report such suspicion and such report shall not be treated as a breach of any restriction upon disclosure of information imposed by any enactment or otherwise. In addition to the foregoing requirements, you will be required to comply with the additional verification requirements set forth by the USA Patriot Act and applicable regulations. The Seller may in the future request additional information and/or representations to comply with the Patriot Act and regulations.

5. *Other*. This Agreement is governed by Delaware law, and contains the entire understanding of the parties relating to its subject matter and may not be modified except by a written document signed by Buyer and a duly authorized officer of the Seller. Buyer represents, warrants, acknowledges and agrees that he has received the Bylaws of the Corporation, current stock register, Articles of Incorporation, as amended, and any other document requested by him in entering into this Agreement, and is doing so based on his review and approval (or review and approval of his designee), and is not relying on any statements or actions of the Seller, or his counsel or other advisors, or Corporation in entering into this Agreement and any other related agreements. This Agreement shall be binding on Corporation and its successors and assigns and Buyer and his personal representatives, heirs, and assigns.

[EXECUTION ON FOLLOWING PAGE]

SELLER
ANDES 7, Inc.

By: ______________________
Andrew Khor Poh Kiang
Its: Chairman of the Board

Shares Purchased: 8,000,000

Consideration Paid: $800.00

Consideration Paid In US Dollars

BUYER

By: ______________________
Abina Asean Co. Ltd (Seychelles)
Andrew Khor Poh Kiang
Its: President

Date: February 12. 2016

Address:
68. soi Suphaphong 3.
Yak 8. Srinakarin 40 Rd.
Prawet. Bangkok
10250. THAILAND

Tax Id# (Country of Origin): 0-9910-10570-89-9

Tax Id# (USA, If Applicable): -

Telephone No.: +6689-462-1388

Facsimile No.: +662-748-1112

E-Mail: khorandrew@yahoo.com